OTHER INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Schedule of Components of Other Income (expense), Net

Other income (expense), net consists of the following:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Foreign exchange gain (loss)	$1,912	$(732)	$1,315
Gain on liquidation of subsidiary	—	—	6
Other	112	26	328
Total	$2,024	$(706)	$1,649